UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2017

Energy XXI Gulf Coast, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-55748	20-4278595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1021 Main, Suite 2626
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 351-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 2, 2017, the Board of Directors (the “Board”) of Energy XXI Gulf Coast, Inc. (“EGC” or the “Company”) appointed Michael S. Reddin, the Company’s Chairman of the Board, to serve as the Company’s Chief Executive Officer (“CEO”) and President on an interim basis. This transition is being made in connection with the departure of John D. Schiller, Jr., who will be pursuing other interests. Mr. Schiller has agreed to serve as an advisor to the Board for up to six months following his separation from the Company. Mr. Reddin will continue to serve as Chairman of the Board. Because Mr. Reddin is now serving as both as Chairman of the Board and CEO, the Board has amended and restated the Company’s bylaws to provide for a Lead Independent Director and has appointed director James “Jay” W. Swent III to serve in that capacity.

Additionally, the Board appointed (i) Scott M. Heck to join the Company as the Company’s new Chief Operating Officer and (ii) Hugh Menown, the Company’s current Executive Vice President and Chief Accounting Officer, as the Company’s Chief Financial Officer (“CFO”) on an interim basis. Mr. Heck succeeds Antonio de Pinho, and Mr. Menown succeeds Bruce Busmire, both of whom also have elected to pursue other interests.

Item 1.01 Entry into a Material Definitive Agreement.

Interim CEO Employment Agreement. The description of Mr. Reddin’s employment agreement provided under the heading “Interim CEO Employment Agreement ” in Item 5.02 is incorporated by reference into this Item 1.01.

COO Employment Agreement. The description of Mr. Heck’s employment agreement provided under the heading “COO Employment Agreement ” in Item 5.02 is incorporated by reference into this Item 1.01.

Schiller Consulting Agreement. The description of Mr. Schiller’s consulting agreement provided under the heading “Schiller Consulting Agreement ” in Item 5.02 is incorporated by reference into this Item 1.01.

de Pinho Separation Agreement. The description of Mr. de Pinho’s separation agreement provided under the heading “de Pinho Separation Agreement ” in Item 5.02 is incorporated by reference into this Item 1.01.

Busmire Separation Agreement. The description of Mr. Busmire’s separation agreement provided under the heading “Busmire Separation Agreement ” in Item 5.02 is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

The information regarding the termination of the Employment Agreement of John D. Schiller, Jr. set forth in Item 5.02 below is incorporated by reference into this Item 1.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of John D. Schiller, Jr. On February 2, 2017, John D. Schiller, Jr. ceased to serve as President and Chief Executive Officer of the Company and also ceased to serve as a member of the Board. In connection with his termination of employment, the employment-related provisions of his Executive Employment Agreement, dated as of December 30, 2016, with the Company (the “Schiller Employment Agreement”) were terminated as of February 2, 2017. Under the Schiller Employment Agreement, Mr. Schiller is entitled to receive the following benefits, subject to his entry into a waiver and release agreement (the “Schiller Separation Agreement”) (i) a lump-sum cash severance payment in the amount of $2 million, and (ii) reimbursement for the monthly cost of maintaining health benefits for Mr. Schiller and his spouse and eligible dependents as of the date of his termination for a period of 18 months to the extent Mr. Schiller elects COBRA continuation coverage, less applicable taxes and withholding. The $2 million cash severance payment is payable on April 3, 2017, the 60th day after the termination date. Those payments and benefits are subject to Mr. Schiller’s continued compliance with certain confidentiality, non-competition, non-solicitation and non-disparagement provisions of the Schiller Employment Agreement.

In order to eliminate the Board vacancy created by Mr. Schiller’s departure from the Board, the size of the Board was reduced from seven to six on February 2, 2017.

This summary is qualified in its entirety by reference to (x) the full text of the Schiller Employment Agreement, which is attached as Exhibit 10.6 to that Current Report on Form 8-K filed by the Company on January 6, 2017 and incorporated by reference herein and (y) the full text of the Schiller Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Schiller Consulting Agreement. On February 2, 2017, the Company entered into a consulting agreement (the “Schiller Consulting Agreement”) with Mr. Schiller, pursuant to which Mr. Schiller has agreed to serve as a special advisor to the Board during a transition period of up to six months. In consideration for those services, the Company has agreed to pay Mr. Schiller a consulting fee equal to $50,000 per month (prorated for partial months). The consulting fee is payable in arrears, but no payments will be made before the 60th day after Mr. Schiller’s February 2, 2017 termination date, and no payments will be made unless Mr. Schiller executes the release agreement required under his existing employment agreement, as described in Item 5.02 below. The Schiller Consulting Agreement may be terminated by the Company upon 30 days’ notice, by mutual agreement, upon Mr. Schiller’s death and by either party upon the material breach of the Schiller Consulting Agreement or the Schiller Employment Agreement.

This summary is qualified in its entirety by reference to the full text of the Schiller Consulting Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Appointment of Chairman of the Board Michael Reddin as Interim CEO and President. In light of Mr. Schiller’s departure, the Board has appointed Michael S. Reddin to serve as President and Chief Executive Officer on an interim basis, effective February 2, 2017.

The description of Mr. Reddin’s age and business experience provided under the heading “Departure and Appointment of New Parent Directors” in Item 5.02 in that certain Current Report on Form 8-K filed by the Company on January 6, 2017 is incorporated by reference herein.

Interim CEO Employment Agreement. On February 2, 2017, the Company entered into an employment agreement with Michael S. Reddin (the “Interim CEO Employment Agreement”) in connection with his appointment by the Board as CEO and President of the Company on an interim basis. The Interim CEO Employment Agreement has an initial term expiring one month after the date a successor CEO and President is appointed by the Board, unless terminated earlier by either party upon 30 days advance written notice (the “Employment Term”). That agreement provides for a monthly salary of $100,000, prorated for any partial month of service during the Employment Term. During the Employment Term, Mr. Reddin will continue to serve as a director and as Chairman of the Board. However, in light of his employee status, Mr. Reddin has resigned from the Board’s Nomination and Governance Committee. Accordingly, the Board has appointed director George Kollitides to the Nomination and Governance Committee to replace Mr. Reddin on that committee.

During the Employment Term, (i) Mr. Reddin will continue to receive the annual restricted stock grants and annual cash retainer awarded to non-employee members of the Board including director compensation payable based on Mr. Reddin’s service as Chairman of the Board or with respect to any other positions held by Mr. Reddin as a director of the Company (including Chairman of the Board) and (ii) Mr. Reddin will continue to vest in his outstanding equity awards as if he remained a non-employee member of the Board during the Employment Term. However, Mr. Reddin will not be entitled to participate in any severance plan or otherwise receive any severance benefits or participate in the Company’s employee equity compensation program.

This summary is qualified in its entirety by reference to the full text of the Interim CEO Employment Agreement, which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Appointment of Scott Heck as Chief Operating Officer. On February 2, 2017, the Board appointed Scott M. Heck as Chief Operating Officer of the Company. Mr. Heck, age 59, has over 36 years of experience in upstream oil and gas engineering and leadership roles with Bennu Oil & Gas LLC (“Bennu”), Hess Corporation (“Hess”) and Tenneco Oil Company. He served as Bennu’s Chief Operating Officer from February 2014 until November 2016, overseeing all exploration and production operations and support services, reporting to Bennu’s chief executive officer. Mr. Heck joined Bennu directly from Hess, where he had worked since June 1989 and had held executive positions of increasing seniority and responsibility since 2005. At Hess, Mr. Heck served as Senior Vice President-Global Offshore Exploration and Production from 2013 to February 2014, Senior Vice President-Global Offshore Exploration from 2012 to 2013, Senior Vice President-E&P Technology from 2007 to 2013, and Senior Vice President-Americas & West Africa Production from 2005 to 2007.

COO Employment Agreement. On February 2, 2017, the Company entered into an employment agreement with Scott M. Heck as Chief Operating Officer of the Company (the “COO Employment Agreement”). The COO Employment Agreement has a term of three years (the “Employment Period”) and provides for an annual salary of $450,000 (the “Base Salary”), with an annual target bonus of 100% of Mr. Heck’s Base Salary. During the Employment Period, Mr. Heck will be eligible to participate in any equity compensation arrangement or plan offered by the Company to senior executives.

Additionally, on February 2, 2017 and pursuant to the terms of the COO Employment Agreement, Mr. Heck received an equity grant under the Energy XXI Gulf Coast, Inc. 2016 Long Term Incentive Plan (the “2016 LTIP”) for the 2017 calendar year with a grant date value equal to 200% of the Base Salary (the “2017 Equity Grant”). In order to implement the 2017 Equity Grant, Mr. Heck was granted (i) options to acquire 44,363 shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), with an exercise price of $30.50 per share and a ten year term (the “Options”) and (ii) 14,754 stock-settled restricted stock units (the “RSUs”) pursuant to grant agreements in substantially the form of that certain Restricted Stock Unit Agreement and related Notice of Grant and that certain Option Agreement and Notice of Grant (together, the “Grant Agreements”), which are attached hereto as Exhibits 10.3 and 10.4. The Options and the RSUs granted to Mr. Heck vest as follows: (i) 33% on February 2, 2018, (ii) 33% on February 2, 2019 and (iii) 34% on February 2, 2020, in each case provided that Mr. Heck remains continuously employed by the Company on the applicable vesting date. If a Change of Control (as defined in the 2016 LTIP) occurs while Mr. Heck is still a Company employee, then any unvested RSUs or Options will immediately become vested and will be subject to the terms of the 2016 LTIP. Any Options that have not been exercised or forfeited on February 2, 2027 will expire at that time.

Should Mr. Heck be terminated by the Company for Cause (as defined in the COO Employment Agreement) or should Mr. Heck terminate his employment other than for Good Reason (as defined in the COO Employment Agreement), the Company will make no further payments under the COO Employment Agreement other than the following (collectively, the “Accrued Benefits”):

•	the salary and business expenses to which he is entitled immediately prior to such termination;

•	any bonus or other incentive award that (x) relates to a completed performance period and (y) has been earned but not yet paid on or prior to Mr. Heck’s termination date; and

•	any other amounts or benefits required to be paid or provided by law or under any plan, program, policy or practice of the Company.

Should Mr. Heck be terminated by the Company without Cause or should Mr. Heck resign for Good Reason, Mr. Heck will receive his Accrued Benefits, and subject to Mr. Heck’s continuing compliance with the nondisclosure, non-compete, non-solicitation and non-disparagement provisions in the COO Employment Agreement, Mr. Heck will be entitled to the following:

•	A lump sum cash payment in an amount equal to (i) 200% of the Base Salary plus (ii) a bonus severance component calculated in the manner described below; and

•	Reimbursement for the monthly cost of maintaining health benefits for Mr. Heck (and Mr. Heck’s spouse and eligible dependents) as of the date of termination of employment under a group health plan of the Company for purposes of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), excluding any short-term or long-term disability insurance benefits, for a period of 18 months following the date of the termination of employment, to the extent Mr. Heck elects COBRA.

The severance component relating to Mr. Heck’s bonus compensation, is calculated in accordance with the table set forth below. However, for purposes of the calculation, each actual Bonus for a prior year included in the calculation will be capped at the Target Bonus for that prior year.

If the termination of employment occurs during:	Bonus Severance Component

The year ending December 31, 2017	100% of Target Bonus for year ending December 31, 2017

The year ending December 31, 2018	200% of actual Bonus paid for year ending December 31, 2017

Any calendar year after 2018	200% of average actual Bonuses paid for the most recent two completed years

During the term of Mr. Heck’s employment and for a period of twelve months thereafter, Mr. Heck cannot: (i) perform services for, or have over a five percent (5%) ownership interest in, or participate in, any competing business; or (ii) solicit, recruit or hire, or assist any person, or entity in the solicitation, recruitment or hiring of any person engaged by the Company as an employee, officer, director or consultant.

This summary is qualified in its entirety by reference to the full text of (x) the COO Employment Agreement, which is attached hereto as Exhibit 10.4 and incorporated by reference herein and (y) the Grant Agreements attached hereto as Exhibits 10.5 and 10.6.

Departure of Antonio de Pinho. Mr. Heck will replace Antonio de Pinho as Chief Operating Officer, who ceased to serve in that capacity on February 2, 2017. Mr. de Pinho is not party to an employment agreement with the Company, nor does he participate in a Company severance plan. The Company has agreed to provide Mr. de Pinho the severance benefits set forth in the de Pinho Separation Agreement.

de Pinho Separation Agreement. On February 2, 2017, the Company executed and delivered to Antonio de Pinho a Resignation Agreement and General Release (the “de Pinho Separation Agreement”). Under the de Pinho Separation Agreement, the Company agreed to pay Mr. de Pinho a severance payment in the amount of $750,000, less applicable taxes and withholdings, in consideration for the performance of the terms and conditions set forth therein, including, without limitation, a general release and non-disparagement provision. The Company has also agreed to reimburse Mr. de Pinho for the monthly cost of maintaining health benefits for Mr. de Pinho and his spouse and eligible dependents as of the date of his termination for a period of 18 months to the extent Mr. de Pinho elects COBRA continuation coverage. This summary is qualified in its entirety by reference to the full text of the de Pinho Separation Agreement, which is attached hereto as Exhibit 10.8 and incorporated by reference herein.

Departure of Bruce Busmire. Mr. Busmire ceased to serve as the Company’s Chief Financial Officer on February 2, 2017. Mr. Busmire is not party to an employment agreement with the Company, nor does he participate in a Company severance plan. The Company has agreed to provide Mr. Busmire the severance benefits set forth in the Busmire Separation Agreement. The description of the Busmire Separation Agreement provided under the heading “Busmire Separation Agreement” in Item 1.01 is incorporated by reference into this Item 5.02.

Busmire Separation Agreement. On February 2, 2017, the Company executed and delivered to Bruce Busmire a Resignation Agreement and General Release (the “Busmire Separation Agreement”). Under the Busmire Separation Agreement, the Company agreed to pay Mr. Busmire a severance payment in the amount of $750,000, less applicable taxes and withholdings, in consideration for the performance of the terms and conditions set forth therein, including, without limitation, a general release and non-disparagement provision. The Company has also agreed to reimburse Mr. Busmire for the monthly cost of maintaining health benefits for Mr. Busmire and his spouse and eligible dependents as of the date of his termination for a period of 18 months to the extent Mr. Busmire elects COBRA continuation coverage. This summary is qualified in its entirety by reference to the full text of the Busmire Separation Agreement, which is attached hereto as Exhibit 10.7 and incorporated by reference herein.

Appointment of Executive Vice President and Chief Accounting Officer Hugh Menown as Interim CFO. In light of Mr. Busmire’s departure, the Board has appointed Hugh Menown to serve as the Company’s CFO on an interim basis, effective February 2, 2017. Mr. Menown, age 58, will continue to serve as the Company’s Executive Vice President and Chief Accounting Officer. Mr. Menown is not party to an employment agreement with the Company.

The description of Mr. Menown’s business experience provided under the heading “Information About Executive Officers” in that certain Schedule 14(a) filed by Energy XXI Ltd on October 28, 2015 is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Second Amended and Restated Bylaws (the “Existing Bylaws”) permitted the same person to hold more than one officer position with the Company, with the exception that offices of Chairman of the Board and Chief Executive Officer could not be held by the same person. In order to permit Mr. Reddin to be appointed CEO on an interim basis, as described above, the Board adopted the Third Amended and Restated Bylaws (the “Amended Bylaws”) on February 2, 2017.

Pursuant to the Amended Bylaws, Section 4.1 was amended to provide that the positions of Chairman of the Board and Chief Executive Officer may be held by the same person only if (i) the two positions are held by the same person solely on an interim basis and (ii) the Board elects a Lead Independent Director for any period in which the two positions are held by the same person. Accordingly, the Amended Bylaws added a new Section 3.8 to establish the position of Lead Independent Director and specified that position’s duties. The Amended Bylaws provide that, during any period in which a Lead Independent Director is serving, the Lead Independent Director may, among other responsibilities, call and preside over all meetings of independent directors and, in the Chairman of the Board’s absence, preside over all meetings of the Company’s stockholders and of the Board.

After adopting the Amended Bylaws, the Board appointed James “Jay” W. Swent III to serve as Lead Independent Director. Mr. Swent is an existing member of the Board, and will continue to serve as chairman of the Audit Committee of the Board. Mr. Swent has more than 35 years of global business and senior leadership experience.

This summary is qualified in its entirety by reference to the full text of the Amended Bylaws, which are attached hereto as Exhibit 3.1, and incorporated by reference herein.

Item 8.01 Other Events.

On February 3, 2017, the Company issued a press release disclosing the executive transition described above. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit Number	Description
3.1*	Third Amended and Restated Bylaws of Energy XXI Gulf Coast, Inc.
10.1*†	Waiver and Release of Claims Agreement, dated February 2, 2017, executed by John D. Schiller, Jr.
10.2*†	Consulting Agreement, dated February 2, 2017, by and between Energy XXI Gulf Coast, Inc. and John D. Schiller, Jr.
10.3*†	Employment Agreement, dated February 2, 2017, by and between Energy XXI Gulf Coast, Inc. and Michael S. Reddin
10.4*†	Employment Agreement, dated February 2, 2017, by and between Energy XXI Gulf Coast, Inc. and Scott M. Heck
10.5*†	Form of Restricted Stock Unit Agreement and form of related Notice of Grant
10.6*†	Form of Option Agreement and form of related Notice of Grant
10.7*†	Resignation Agreement and General Release, effective as of February 2, 2017, executed by Bruce Busmire and Energy XXI Gulf Coast, Inc.
10.8*†	Resignation Agreement and General Release, effective as of February 2, 2017, executed by Antonio de Pinho and Energy XXI Gulf Coast, Inc.
99.1*	Press Release issued by Energy XXI Gulf Coast, Inc. dated February 3, 2017

† Indicates Management Compensatory Plan, Contract or Arrangement.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI Gulf Coast, Inc.

	By:	/s/ Hugh Menown
Hugh Menown
February 7, 2017		Chief Financial Officer, Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1*	Third Amended and Restated Bylaws of Energy XXI Gulf Coast, Inc.
10.1*†	Waiver and Release of Claims Agreement, dated February 2, 2017, executed by John D. Schiller, Jr.
10.2*†	Consulting Agreement, dated February 2, 2017, by and between Energy XXI Gulf Coast, Inc. and John D. Schiller, Jr.
10.3*†	Employment Agreement, dated February 2, 2017, by and between Energy XXI Gulf Coast, Inc. and Michael S. Reddin
10.4*†	Employment Agreement, dated February 2, 2017, by and between Energy XXI Gulf Coast, Inc. and Scott M. Heck
10.5*†	Form of Restricted Stock Unit Agreement and form of related Notice of Grant
10.6*†	Form of Option Agreement and form of related Notice of Grant
10.7*†	Resignation Agreement and General Release, effective as of February 2, 2017, executed by Bruce Busmire and Energy XXI Gulf Coast, Inc.
10.8*†	Resignation Agreement and General Release, effective as of February 2, 2017, executed by Antonio de Pinho and Energy XXI Gulf Coast, Inc.
99.1*	Press Release issued by Energy XXI Gulf Coast, Inc. dated February 3, 2017

† Indicates Management Compensatory Plan, Contract or Arrangement.

* Filed herewith.